2016 Q1 Supplemental Information ®

Introduction Management & Investor Contacts 3 Executive Summary 4 Capitalization Analysis & Research Coverage 5 2016 Guidance 6 Select Performance Information 7 Financial Information Consolidated Balance Sheet at CXP's share 8 Consolidated Statements of Operations at CXP's share 9 10 Net Operating Income 11 Debt Overview 12 Debt Covenant Compliance 13 Debt Maturities 14 Operational & Portfolio Information Property Overview 15 Market Summary 16 Top 20 Tenants & Tenant Industry Profile 17 Lease Expiration Schedule 18 Lease Expiration by Market 19 Leasing Summary 20 Occupancy Summary 21 Occupancy by Market 22 Capital Expenditure Summary 23 Transaction Activity 24 Additional Information Consolidated Balance Sheet - GAAP 25 Consolidated Statements of Operations - GAAP 26 27 Net Operating Income and Same Store Net Operating Income - Cash Basis (Reconciliation to Net Income) 28 Net Operating Income and Same Store Net Operating Income - GAAP Basis (Reconciliation to Net Income) 29 Definitions 30 Forward Looking Statements: Supplemental Information - Q1 2016 2 Columbia Property Trust, Inc. Table of Contents This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, including our 2016 guidance, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other owners and operators of real estate); adverse economic or real estate developments in the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, and the ability to refinance indebtedness as it comes due; reductions in asset valuations and related impairment charges; risks associated with downturns in foreign, domestic and local economies, changes in interest rates; potential liability for uninsured losses and environmental contamination; risks associated with joint ventures; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that would cause actual results to differ materially from those presented in our forward-looking statements see our Annual Report on Form 10-K for the year ended December 31, 2015 and subsequently filed periodic reports. On the Cover: Left - 221 Main Street in San Francisco, CA; Middle - 116 Huntington in Boston, MA; Right - 229 West 43rd Street in New York, NY. Normalized Funds From Operations - NFFO Adjusted Funds From Operations - AFFO (Reconciliation to Net Income)

Columbia Property Trust, Inc.

Management & Investor Contacts

Corporate

One Glenlake Parkway, Suite 1200
Atlanta, Georgia 30328
404-465-2200
www.columbiapropertytrust.com

Executive and Senior Management

E. Nelson Mills
Chief Executive Officer,
President and Director

James A. Fleming
Executive Vice President
Chief Financial Officer

David S. Dowdney
Senior Vice President
Western Region

Wendy W. Gill
Senior Vice President
Corporate Operations and
Chief Accounting Officer

Kevin A. Hoover
Senior Vice President
Real Estate Transactions

Adam I. Popper
Senior Vice President
Eastern Region

Board of Directors

Carmen M. Bowser
Independent Director

Charles R. Brown
Independent Director

Richard W. Carpenter
Independent Director

John L. Dixon
Independent Director
Chairman

David B. Henry
Independent Director

Murray J. McCabe
Independent Director

E. Nelson Mills
Chief Executive Officer
President

Michael S. Robb
Independent Director

George W. Sands
Independent Director

Thomas G. Wattles
Independent Director

Corporate Counsel

King & Spalding LLP
1180 Peachtree Street
Atlanta, GA 30309
T 404-572-4600
www.kslaw.com

Investor Relations

James A. Fleming
Executive Vice President & Chief Financial Officer
T 404-465-2126
E Jim.Fleming@columbiapropertytrust.com

Matt Stover
Senior Analyst - Finance & Investor Relations
T 404-465-2227
E Matt.Stover@columbiapropertytrust.com

Shareholder Services

T 855-347-0042 (toll free)
F 816-701-7629
E shareholders@columbiapropertytrust.com

Supplemental Information - Q1 2016 3

Unaudited As of Period End 3/31/2016 Select Portfolio Statistics Number of Properties / Buildings 27 / 38 Office Rentable Square Footage (in thousands) 13,055 (1) Percent Leased 92.4% Commenced Occupancy 91.7% Average Economic Occupancy (2) 87.0% Percentage of Properties Multi-Tenant / Single (3) 77% / 23% Office Percentage of Portfolio (4) 98% Numbers of Markets / States (5) 14 / 13 Percentage of Portfolio Central Business District / Suburban (3) 67% / 33% Weighted Average Lease Term Remaining (3) 5.9 Years Balance Sheet ($ in thousands) Gross Real Estate Assets (6) 5,129,689 Gross Real Estate Assets - Unencumbered (6) (7) 4,119,978 Total Gross Debt (8) (9) 1,827,472 Percentage of Gross Real Estate Assets - Unencumbered / Gross Real Estate Assets 80.3% Total Gross Debt / Gross Real Estate Assets (9) 35.6% Rating / Outlook Standard & Poor's BBB / Stable Moody's Baa2 / Stable Number of Employees 101 (1) Includes 100% of Market Square. (2) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter. (3) Based on Annualized Lease Revenue (ALR). (4) Based on square feet. (5) Includes Washington, D.C. 4 Columbia Property Trust, Inc. Executive Summary Supplemental Information - Q1 2016 (7) Unencumbered assets are those not subject to mortgage debt. (6) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities. Company Overview: Columbia Property Trust (NYSE: CXP) owns and operates Class-A office buildings in competitive, primarily CBD locations, and over half our investments are in high-barrier-to-entry, primary markets. As of March 31, 2016, our $5 billion portfolio included 26 office properties containing 13.1 million square feet and one hotel, concentrated in San Francisco, New York, and Washington, D.C. For more information about Columbia, which carries an investment-grade rating from both Moody's and Standard & Poor's, please visit our website at www.columbiapropertytrust.com. (8) Total Gross Debt includes (i) line of credit and notes payable, and (ii) bonds payable. Basis of Presentation: The data included in this report supplements the information provided in our periodic reports filed with the Securities and Exchange Commission and should be reviewed in conjunction with such filings. This report includes data presented in various groupings, including geographic location and tenant industry profile. Such groupings are provided for presentation purposes only, as management evaluates the company’s performance on a property by property basis. On October 28, 2015, CXP transferred Market Square and a $325.0 million mortgage note to a joint venture (the “Market Square Joint Venture”). CXP sold a 49% interest in the Market Square Joint Venture to a third-party, and accounts for its 51% interest therein as an unconsolidated joint venture. Unless otherwise noted, the portfolio statistics and financial information provided in this report include CXP's interest in the Market Square Joint Venture. (9) Reflects the paydown of the Bridge Loan and Revolving Credit Facility on April 1, 2016 with proceeds from the sale of 100 East Pratt.

Columbia Property Trust, Inc.

Capitalization Analysis & Research Coverage

Unaudited ($ & shares in thousands except for per-share data and percentages)

	Three Months Ended				
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Common Stock Data					
Weighted-Average Shares Outstanding - Basic	123,393	124,343	124,359	124,925	124,903
Weighted-Average Shares Outstanding - Diluted	123,412	124,466	124,460	125,017	124,935
High Closing Price	$ 23.20	$ 25.97	$ 25.30	$ 27.45	$ 27.67
Low Closing Price	$ 19.81	$ 23.21	$ 21.16	$ 24.55	$ 24.08
Average Closing Price	$ 21.57	$ 24.30	$ 23.46	$ 26.40	$ 25.59
Closing Price (as of period end)	$ 21.99	$ 23.48	$ 23.20	$ 24.55	$ 27.02
Dividends / Share (annualized)	$ 1.20	$ 1.20	$ 1.20	$ 1.20	$ 1.20
Dividend Yield (annualized) (1)	5.5%	5.1%	5.2%	4.9%	4.4%
Common Shares Outstanding (1)	123,459	124,363	124,510	125,076	125,077
Market Value of Common Shares (1)	$ 2,714,863	$ 2,920,043	$ 2,888,632	$ 3,070,616	$ 3,379,581
Total Market Capitalization (1) (2) (3)	$ 4,542,335	$ 4,820,856	$ 5,148,019	$ 5,209,312	$ 5,514,596
Common Stock Repurchases					
Shares Purchased	1,105	152	570	-	-
Weighted-Average Price Per Share	$ 22.60	$ 23.23	$ 22.45	$ -	$ -
Total Value of Shares Purchased	$ 24,973	$ 3,531	$ 12,797	$ -	$ -

Equity Research Coverage

BMO Capital Markets Inc.
John P. Kim
212-885-4115

Evercore ISI
Sheila McGrath
212-497-0882

Goldman Sachs & Co.
Brad Burke
917-343-2082

JMP Securities
Mitch Germain
212-906-3546

Morgan Stanley
Sumit Sharma
212-761-7567

Oppenheimer & Co
Steve Manaker
212-667-5950

Wunderlich Securities, Inc.
Craig Kucera
540-277-3366

Debt Research Coverage

J.P. Morgan Securities
Mark Streeter
212-834-5086

Rating Agencies

Moody's Investor Services
Lori Marks
212-553-1098

Standard & Poor's
Fernanda Hernandez
212-438-1347

(1) Based on closing price and ending shares for the last trading day of quarter.

(2) Market value of shares plus gross debt as of quarter end.

(3) March 31, 2016 calculation reflects the paydown of the Bridge Loan and Revolving Credit Facility on April 1, 2016 with proceeds from the sale of 100 East Pratt.

Supplemental Information - Q1 2016 5

Unaudited Per share Low High Net Income 0.23$ 0.33$ Real Estate Depreciation & Amortization 1.27 1.27 Loss on Sale of Real Estate Assets 0.00 0.00 Funds From Operations 1.50$ 1.60$ Adjustments - - Normalized Funds From Operations 1.50$ 1.60$ 2016 Portfolio Assumptions l Leased percentage at year end: l GAAP Straight Line Rental Income: l G&A Expenses 2016 Transaction Assumptions l Dispositions: ($187MM sold as of 4/28/16) l Acquisitions: 2016 Other Assumptions l Weighted-average common shares outstanding - diluted: 123.5MM (excludes impact of share repurchases after April 28, 2016) Supplemental Information - Q1 2016 6 Columbia Property Trust, Inc. 2016 Guidance Twelve Months Ended 12/31/2016 Investor Conference Call and Webcast: The Company will host a conference call and live audio webcast, both open for the general public to hear, on Thursday, April 28, 2016, at 5:00 p.m. ET to discuss financial results, business highlights and 2016 guidance. The number to call for this interactive teleconference is (412) 542-4180. A replay of the conference call will be available through May 6, 2016, by dialing (877) 344-7529 and entering the confirmation number, 10082995. NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. Note that individual quarters may fluctuate on both a cash basis and a GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release. 90% to 92% $16MM to $24MM $32MM to $34MM $700MM to $800MM $200MM to $400MM

Columbia Property Trust, Inc.

Select Performance Information

Unaudited ($ in thousands except for square feet, per-share data, percentages and ratios)

	Three Months Ended				
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Operating Information					
Percent Leased (as of period end) (page 21)	92.4%	93.2%	93.3%	92.1%	92.3%
New Leases - Square Feet (page 20) (1)	52,095	126,156	120,446	60,508	190,099
Renewal Leases - Square Feet (page 20) (1)	13,155	596,949	18,560	104,705	40,050
Cash NOI (page 11)	74,812	78,038	77,212	87,068	85,001
Adjusted EBITDA (page 28)	73,117	78,162	78,581	87,313	84,769
Net Income (page 9)	6,697	10,169	20,143	8,709	5,598
Net Income per Share - Basic & Diluted	0.05	0.08	0.16	0.07	0.04
Normalized FFO (page 10)	54,841	59,221	58,132	66,260	65,296
Normalized FFO per Share - Basic & Diluted	0.44	0.48	0.47	0.53	0.52
AFFO (page 10)	46,466	33,752	43,682	45,836	46,238
AFFO per Share - Basic & Diluted	0.38	0.27	0.35	0.37	0.37
Rental Income (page 9)	104,149	106,392	107,011	112,916	112,809
Total Revenues (page 9)	132,526	136,739	137,719	148,124	147,543
Straight Line Rent (page 10)	5,687	4,942	4,957	3,822	3,937
Total Operating Expenses (page 9)	107,243	111,308	113,535	118,364	122,007
Recurring Capital (page 23)	3,671	20,505	9,140	15,005	13,147
Non-Recurring Capital (page 23)	8,083	21,385	16,907	13,289	10,755
Dividends	37,039	37,354	37,524	37,523	37,523
Dividends per Share	0.30	0.30	0.30	0.30	0.30
Balance Sheet Information (as of period end)					
Gross Real Estate Assets (2)	5,129,689	5,344,697	5,737,688	5,778,566	5,792,468
Total Assets	4,807,922	4,853,053	5,213,373	5,119,556	5,150,338
Net Debt (3)	1,779,111	1,857,209	2,204,162	2,097,106	2,095,263
Gross Debt (4) (5)	1,827,472	1,900,813	2,259,387	2,138,696	2,135,015
Ratios					
NOI Margin (6)	62.0%	62.2%	61.4%	62.9%	62.1%
Fixed Charge Coverage Ratio (7)	3.74	3.90	3.65	4.03	4.16
Net Debt (Average) to Adjusted EBITDA	6.38	6.30	6.51	5.99	5.87
Gross Debt / Gross Real Estate Assets (as of period end) (5)	35.6%	35.6%	39.4%	37.0%	36.9%
Normalized FFO Payout Ratio (8)	67.5%	63.1%	64.5%	56.6%	57.5%
AFFO Payout Ratio (9)	79.7%	110.7%	85.9%	81.9%	81.2%

(1) Leasing activity is shown at 100% for CXP's pro rata share (51%) in the Market Square Joint Venture.

(2) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities.

(3) Net debt is calculated as the total principal amount of debt outstanding less cash and cash equivalents and discount and fees on notes and bonds payable.

(4) Total Gross Debt includes (i) line of credit and notes payable, and (ii) bonds payable.

(5) March 31, 2016 calculation reflects the paydown of the Bridge Loan and Revolving Credit Facility on April 1, 2016 with proceeds from the sale of 100 East Pratt.

(6) NOI margin is calculated as GAAP NOI divided by total GAAP revenues for continuing and discontinued operations.

(7) Fixed charge coverage is calculated as Adjusted EBITDA divided by the sum of interest expense, principal amortization, and capitalized interest.

(8) Calculated as dividends divided by Normalized FFO for the quarter.

(9) Calculated as dividends divided by AFFO for the quarter.

NOTE: This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 27, 28 & 29. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations can be found on page 30.

Supplemental Information - Q1 2016 7

Columbia Property Trust, Inc.

Consolidated Balance Sheet at CXP's share (1)

Unaudited (in thousands)

	As of Period End				
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Assets:					
Real estate assets, at cost:					
Land	$ 942,530	$ 974,307	$ 1,056,275	$ 849,042	$ 912,035
Buildings and improvements	3,573,313	3,702,710	3,970,646	3,687,609	4,083,182
Buildings and improvements, accumulated depreciation	(587,566)	(614,716)	(648,405)	(616,274)	(693,780)
Intangible lease asset	492,775	511,868	546,503	530,299	608,689
Intangible lease asset, accumulated amortization	(244,949)	(250,355)	(266,454)	(264,564)	(316,720)
Construction in progress	12,669	36,836	45,623	39,777	27,201
Real estate assets held for sale	-	-	-	512,304	-
Real estate assets held for sale, accumulated depreciation	-	-	-	(139,820)	-
Total real estate assets	**$ 4,188,772**	**$ 4,360,650**	**$ 4,704,188**	**$ 4,598,373**	**$ 4,620,607**
Cash and cash equivalents	186,630	34,168	44,823	33,742	31,236
Tenant receivables, net of allowance for doubtful accounts	11,997	11,984	10,818	8,551	10,859
Straight line rent receivable	107,684	113,066	112,750	107,727	121,098
Prepaid expenses and other assets	36,073	36,023	34,049	32,044	33,111
Intangible lease origination costs	246,312	260,299	269,130	263,845	326,355
Intangible lease origination costs, accumulated amortization	(174,331)	(181,569)	(181,420)	(179,438)	(220,596)
Deferred lease costs	123,941	139,385	138,880	135,000	147,006
Deferred lease costs, accumulated amortization	(39,156)	(40,953)	(39,845)	(37,166)	(39,338)
Investment in development authority bonds	120,000	120,000	120,000	120,000	120,000
Other assets held for sale	-	-	-	78,948	-
Other assets held for sale, accumulated amortization	-	-	-	(42,070)	-
Total assets	**$ 4,807,922**	**$ 4,853,053**	**$ 5,213,373**	**$ 5,119,556**	**$ 5,150,338**
Liabilities:					
Line of credit and notes payable	$ 1,374,472	$ 1,300,813	$ 1,659,387	$ 1,517,696	$ 1,535,015
Bonds payable	600,000	600,000	600,000	600,000	600,000
Discount and fees on notes and bonds payable	(8,731)	(9,436)	(10,402)	(7,848)	(8,516)
Accounts payable, accrued expenses, and accrued capital expenditures	89,769	104,924	110,103	93,144	97,973
Distributions payable	-	37,354	-	-	-
Deferred income	22,649	25,488	25,232	22,304	25,688
Intangible lease liabilities	137,910	141,323	150,489	150,994	164,994
Intangible lease liabilities, accumulated amortization	(82,367)	(81,607)	(83,736)	(79,607)	(86,922)
Obligations under capital leases	120,000	120,000	120,000	120,000	120,000
Liabilities held for sale	-	-	-	31,901	-
Liabilities held for sale, accumulated amortization	-	-	-	(3,662)	-
Total liabilities	**$ 2,253,702**	**$ 2,238,859**	**$ 2,571,073**	**$ 2,444,922**	**$ 2,448,232**
Equity:					
Common stock	$ 1,234	$ 1,243	$ 1,245	$ 1,250	$ 1,250
Additional paid in capital	4,563,537	4,588,303	4,591,204	4,603,107	4,602,201
Cumulative distributions in excess of earnings	(2,003,258)	(1,972,916)	(1,945,731)	(1,928,350)	(1,899,536)
Other comprehensive loss	(7,293)	(2,436)	(4,418)	(1,373)	(1,809)
Total equity	**$ 2,554,220**	**$ 2,614,194**	**$ 2,642,300**	**$ 2,674,634**	**$ 2,702,106**
Total liabilities and equity	**$ 4,807,922**	**$ 4,853,053**	**$ 5,213,373**	**$ 5,119,556**	**$ 5,150,338**

(1) CXP's share of the assets and liabilities of the Market Square Joint Venture are reflected in the corresponding line items above.

Supplemental Information - Q1 2016 8

Unaudited (in thousands, except per-share amounts) 3/31/2016 12/31/2015 9/30/2015 6/30/2015 3/31/2015 Revenues: Rental income 104,149$ 106,392$ 107,011$ 112,916$ 112,809$ Tenant reimbursements 21,137 23,240 22,627 26,519 28,249 Hotel income 4,663 5,411 6,941 6,964 4,993 Other property income (2) 1,009 701 332 430 353 Lease termination income (3) 1,568 995 808 1,295 1,139 Total revenues 132,526$ 136,739$ 137,719$ 148,124$ 147,543$ Operating expenses: Property operating costs 43,918 45,575 46,538 48,083 49,754 Hotel operating costs 4,331 4,546 5,331 5,147 4,591 Asset and property management fees 608 640 472 503 397 Depreciation 31,097 32,364 32,441 33,813 34,007 Amortization 16,737 20,366 20,276 23,738 23,219 General and administrative 10,552 7,817 6,797 7,080 8,044 Acquisition fees and expenses - - 1,680 - 1,995 Total operating expenses 107,243$ 111,308$ 113,535$ 118,364$ 122,007$ Operating income 25,283$ 25,431$ 24,184$ 29,760$ 25,536$ Other income (expense): Interest expense (18,204) (18,708) (20,212) (20,965) (19,684) Capital lease obligation interest expense (1,800) (1,800) (1,800) (1,800) (1,800) Development authority bond income 1,800 1,800 1,800 1,800 1,800 Interest and other income 5 6 8 7 33 Interest rate swap valuation adjustment - - - 1,319 1,315 Interest expense associated with interest rate swaps - - - (1,321) (1,321) Loss on interest rate swaps - - (1,102) - - Loss on early extinguishment of debt - - (2,672) - (477) Total other income (expense) (18,199)$ (18,702)$ (23,978)$ (20,960)$ (20,134)$ 7,084$ 6,729$ 206$ 8,800$ 5,402$ Income tax (expense) benefit (77) (238) (245) (91) 196 7,007$ 6,491$ (39)$ 8,709$ 5,598$ Gain (loss) on sale of real estate assets (310) 3,678 20,182 - - 6,697$ 10,169$ 20,143$ 8,709$ 5,598$ 123,393 124,343 124,359 124,925 124,903 0.05$ 0.08$ 0.16$ 0.07$ 0.04$ 123,412 124,466 124,460 125,017 124,935 0.05$ 0.08$ 0.16$ 0.07$ 0.04$ (2) Other property income includes (i) property management fee income, (ii) cafeteria revenue and (iii) fitness center revenue. Supplemental Information - Q1 2016 9 Columbia Property Trust, Inc. Consolidated Statements of Operations at CXP's share (1) (3) Includes adjustments for straight-line rent related to lease terminations. Income before income tax (expense) benefit and gains on sale of real estate assets Income (loss) before gains on sale of real estate assets Three Months Ended (3) Includes nonrecurring fees incurred under the consulting and transition services agreements which were terminated at expiration effective (1) CXP's pro rata share of revenues and expenses of the Market Square Joint Venture (51%) are reflected in the corresponding line items above. Net income Weighted-average common shares outstanding - basic Net income per share - basic Weighted-average common shares outstanding - diluted Net income per share - diluted

Columbia Property Trust, Inc.

Normalized Funds From Operations - NFFO

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Net Operating Income - Cash Basis	**$ 74,812**	**$ 78,038**	**$ 77,212**	**$ 87,068**	**$ 85,001**
Lease termination income	1,568	995	808	1,295	1,139
General and administrative (G&A)	(10,552)	(7,817)	(6,797)	(7,080)	(8,044)
Stock based compensation expense in G&A (1)	1,382	623	896	1,015	1,014
Straight-line rent receivable write-off in G&A (2)	185	158	6	4	6
Interest expense - cash (net)	(17,181)	(17,502)	(19,058)	(21,370)	(19,927)
Income tax (expense) benefit	(77)	(238)	(245)	(91)	196
Recurring capital expenditures (3) (4)	(3,671)	(20,505)	(9,140)	(15,005)	(13,147)
AFFO	**$ 46,466**	**$ 33,752**	**$ 43,682**	**$ 45,836**	**$ 46,238**
AFFO per share (basic)	**$ 0.38**	**$ 0.27**	**$ 0.35**	**$ 0.37**	**$ 0.37**
AFFO per share (diluted)	**$ 0.38**	**$ 0.27**	**$ 0.35**	**$ 0.37**	**$ 0.37**
Additional amortization of lease assets (liabilities) (5)	1,417	1,846	2,401	2,210	2,742
Straight-line rental income	5,687	4,942	4,957	3,822	3,937
Gain on interest rate swaps	-	-	-	1,319	1,315
Stock based compensation expense in G&A (1)	(1,382)	(623)	(896)	(1,015)	(1,014)
Non-cash interest expense (6)	(1,018)	(1,201)	(1,152)	(917)	(1,069)
Total other non-cash adjustments	4,704	4,964	5,310	5,419	5,911
Recurring capital expenditures (3) (4)	3,671	20,505	9,140	15,005	13,147
Normalized FFO	**$ 54,841**	**$ 59,221**	**$ 58,132**	**$ 66,260**	**$ 65,296**
Normalized FFO per share (basic)	**$ 0.44**	**$ 0.48**	**$ 0.47**	**$ 0.53**	**$ 0.52**
Normalized FFO per share (diluted)	**$ 0.44**	**$ 0.48**	**$ 0.47**	**$ 0.53**	**$ 0.52**
Weighted-average common shares outstanding - basic	123,393	124,343	124,359	124,925	124,903
Weighted-average common shares outstanding - diluted	123,412	124,466	124,460	125,017	124,935

(1) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense.

(2) Includes adjustments for straight-line rent related to lease terminations within general and administrative expense.

(3) See page 30 of this supplemental report for a description of Recurring Capital Expenditures.

(4) Reflects CXP's pro rata share (51%) in the Market Square Joint Venture.

(5) GAAP implicitly assumes that the value of intangible lease assets (liabilities) diminishes predictably over time and, thus, requires these charges to be recognized ratably over the respective lease terms. Such intangible lease assets (liabilities) arise from the allocation of acquisition price related to direct costs associated with obtaining a new tenant, the value of opportunity costs associated with lost rentals, the value of tenant relationships, and the value of effective rental rates of in-place leases that are above or below market rates of comparable leases at the time of acquisition. Like real estate values, market lease rates in aggregate have historically risen or fallen with local market conditions.

(6) This item represents amortization of financing costs paid in connection with executing our debt instruments, and the accretion of premiums (and amortization of discounts) on certain of our debt instruments. GAAP requires these items to be recognized over the remaining term of the respective debt instrument, which may not correlate with the ongoing operations of our real estate portfolio.

Supplemental Information - Q1 2016 10

Columbia Property Trust, Inc.

Net Operating Income

Unaudited (in thousands)

	Three Months Ended				
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
GAAP Basis					
Revenues:					
Rental Income	$ 84,990	$ 84,260	$ 84,040	$ 84,385	$ 85,125
Tenant Reimbursements	16,737	17,951	18,459	18,271	18,902
Hotel Income	4,663	5,411	6,941	6,964	4,993
Other Property Income	944	636	267	278	274
Total Revenues	**$ 107,334**	**$ 108,258**	**$ 109,707**	**$ 109,898**	**$ 109,294**
Operating Expenses:					
Property Operating Costs	(34,858)	(35,374)	(35,958)	(35,057)	(35,497)
Hotel Operating Costs	(4,331)	(4,546)	(5,331)	(5,147)	(4,591)
Total Operating Expenses	**$ (39,189)**	**$ (39,920)**	**$ (41,289)**	**$ (40,204)**	**$ (40,088)**
Net Operating Income GAAP - Same Store (1)	**$ 68,145**	**$ 68,338**	**$ 68,418**	**$ 69,694**	**$ 69,206**
Net Operating Income from:					
Acquisitions (2)	10,038	11,399	8,354	5,222	5,189
Dispositions (3)	3,918	5,247	7,798	18,184	17,285
Net Operating Income GAAP - Total	**$ 82,101**	**$ 84,984**	**$ 84,570**	**$ 93,100**	**$ 91,680**
Cash Basis					
Revenues:					
Rental Income	$ 79,297	$ 79,606	$ 78,987	$ 80,170	$ 79,781
Tenant Reimbursements	16,737	17,951	18,459	18,271	18,902
Hotel Income	4,663	5,411	6,941	6,964	4,993
Other Property Income	944	636	267	278	274
Total Revenues	**$ 101,641**	**$ 103,604**	**$ 104,654**	**$ 105,683**	**$ 103,950**
Operating Expenses:					
Property Operating Costs	(34,341)	(34,857)	(35,441)	(34,541)	(34,982)
Hotel Operating Costs	(4,331)	(4,546)	(5,331)	(5,147)	(4,591)
Total Operating Expenses	**$ (38,672)**	**$ (39,403)**	**$ (40,772)**	**$ (39,688)**	**$ (39,573)**
Net Operating Income Cash - Same Store (1)	**$ 62,969**	**$ 64,201**	**$ 63,882**	**$ 65,995**	**$ 64,377**
Net Operating Income from:					
Acquisitions (2)	9,130	8,756	6,134	3,897	3,908
Dispositions (3)	2,713	5,081	7,196	17,176	16,716
Net Operating Income Cash - Total	**$ 74,812**	**$ 78,038**	**$ 77,212**	**$ 87,068**	**$ 85,001**
Reconciliation of GAAP to Cash Net Operating Income					
Net Operating Income GAAP - Total	**$ 82,101**	**$ 84,984**	**$ 84,570**	**$ 93,100**	**$ 91,680**
Less amounts included in GAAP basis rental income:					
Straight-line rental inc. (excluding lease terminations)	(5,872)	(5,100)	(4,957)	(3,822)	(3,937)
Net effect of above/(below) lease market amortization	(1,417)	(1,846)	(2,401)	(2,210)	(2,742)
Net Operating Income Cash - Total	**$ 74,812**	**$ 78,038**	**$ 77,212**	**$ 87,068**	**$ 85,001**

(1) Includes CXP's pro rata share (51%) in the Market Square Joint Venture for all periods presented.

(2) Reflects activity for the following properties acquired since January 1, 2015, for all periods presented: 229 West 43rd Street, 315 Park Avenue South, and 116 Huntington Avenue.

(3) Reflects activity for the following properties sold since January 1, 2015, for all periods presented: 100 East Pratt, 1881 Campus Commons, Market Square (49% share), 170 Park Avenue, 180 Park Avenue, 1580 West Nursery Road, Acxiom, Highland Landmark III, The Corridors III, 215 Diehl Road, 544 Lakeview, Bannockburn Lake III, 550 King Street, and Robbins Road.

Supplemental Information - Q1 2016 11

Columbia Property Trust, Inc.

Debt Overview

Unaudited ($ in thousands) (at 3/31/2016)

Debt Instrument - Secured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Mortgage Notes					
SanTan Corporate Center	October-16	5.83%	Fixed	$ 39,000	2.1%
221 Main Street	May-17	3.95%	Fixed	73,000	4.0%
263 Shuman Boulevard	July-17	5.55%	Fixed	49,000	2.7%
One Glenlake Parkway	December-18	5.80%	Fixed	28,553	1.6%
650 California Street	July-19	3.60%	Fixed	128,169	7.0%
Market Square	July-23	5.07%	Fixed	165,750 (1)	9.1%
Weighted Average / Secured - Mortgage Notes	**3.8 Years**	**4.66%**		**$ 483,472**	**26.5%**

Debt Instrument - Unsecured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Bank Facilities					
$300 Million Bridge Loan (2)	August-16	LIBOR + 110 bps	Floating	$ - (3)	0.0%
$500 Million Revolving Credit Facility (4)	July-19	LIBOR + 100 bps	Floating	294,000 (3)	16.1%
$300 Million Term Loan (5)	July-20	LIBOR + 110 bps	Floating	300,000	16.4%
$150 Million Term Loan (6)	July-22	3.52%	Fixed	150,000	8.2%
Weighted Average / Bank Facilities	**4.3 Years**	**1.89%**		**$ 744,000**	**40.7%**
Senior Notes					
$250 Million Notes @ 5.875%	April-18	5.88%	Fixed	$ 250,000	13.6%
$350 Million Notes @ 4.150%	April-25	4.15%	Fixed	350,000	19.2%
Weighted Average / Senior Notes	**6.1 Years**	**4.87%**		**$ 600,000**	**32.8%**
Weighted Average / Unsecured	**5.1 Years**	**3.22%**		**$ 1,344,000**	**73.5%**

Weighted Average / Total Debt	**4.8 Years**	**3.60%**		**$ 1,827,472**	**100.0%**

Fixed and Floating Rate Debt Analysis	Weighted Ave Maturity	Weighted Ave Rate - Qtr		Balance	% of Total Debt
Fixed Rate Debt	5.2 Years	4.63%		$ 1,233,472	67.5%
Floating Rate Debt	3.8 Years	1.48%		594,000	32.5%
Total	**4.8 Years**	**3.60%**		**$ 1,827,472**	**100.0%**

(1) Mortgage balance reflects CXP's pro rata share (51%) in the Market Square Joint Venture.

(2) The $300 Million Bridge Loan bears interest, at the option of Columbia Property Trust, at either (a) an alternate base rate plus an applicable margin ranging from 0.00% to 0.75% based on credit rating, or (b) LIBOR plus an applicable margin based on five stated pricing levels ranging from 0.90% to 1.75% based on credit rating. Columbia Property Trust exercised the loan's one six-month extension option in first quarter 2016.

(3) Balance is as of April 1, 2016 and reflects the paydown of debt with proceeds from the sale of 100 East Pratt.

(4) The Revolving Credit Facility ($500MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.875% to 1.55% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.55% based on credit rating. This facility carries two six-month extension options.

(5) The $300 Million Term Loan bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.90% to 1.75% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.75% based on credit rating.

(6) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.52% per annum and terminates on July 29, 2022. The spread of 1.55% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in our consolidated statements of other comprehensive income.

Supplemental Information - Q1 2016 12

Unaudited (at 3/31/2016) Bond Covenant Compliance Metric Actual (3/31/16) Debt to Total Asset Value Ratio Max 60% 34% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.60x Secured Debt to Total Asset Value Ratio Max 40% 6% Maintenance of Total Unencumbered Assets Min 150% 295% Term Loan / Bridge Loan / Revolving Credit Facility Covenant Compliance Metric Actual (3/31/16) Debt to Total Asset Value Ratio Max 60% 38% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.28x Secured Debt to Total Asset Value Ratio Max 40% 10% Unencumbered Asset Coverage Ratio Min 1.66x 2.81x Unencumbered Interest Coverage Ratio Min 1.75x 4.86x Supplemental Information - Q1 2016 13 Columbia Property Trust, Inc. Debt Covenant Compliance

Unaudited ($ in thousands) (at 3/31/2016) (1) Secured Debt Unsecured Debt Unsecured Debt Total Debt % of Weighted Average % of Gross Mortgage Notes Bank Facilities Senior Notes Balance Total Debt Rate - Qtr (2) Real Estate Assets 39,000$ -$ -$ 39,000$ 2.1% 5.83% 0.8% 122,000 - - 122,000 6.7% 4.59% 2.4% 28,553 - 250,000 278,553 15.2% 5.87% 5.4% 128,169 294,000 - 422,169 23.1% 2.10% 8.2% - 300,000 - 300,000 16.4% 1.52% 5.9% - 150,000 - 150,000 8.2% 3.52% 2.9% 165,750 - - 165,750 9.1% 5.07% 3.2% - - 350,000 350,000 19.2% 4.15% 6.8% 483,472$ 744,000$ 600,000$ 1,827,472$ 100.0% 3.60% 35.6% 26.5% 40.7% 32.8% Supplemental Information - Q1 2016 14 Columbia Property Trust, Inc. Debt Maturities Maturity Year 2020 2022 Total (2) Includes effective rates on variable rate loans swapped to fixed. 2016 2017 2018 2019 2023 2025 % of Total Debt (1) Reflects the paydown of the Bridge Loan and Revolving Credit Facility on April 1, 2016 with proceeds from the sale of 100 East Pratt. $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Maturity Schedule Mortgage Debt Bonds Line of Credit Term Loan 5.87% 5.83% 4.59% 5.07% 2.10% 4.15% 1.52% 3.52%

Columbia Property Trust, Inc.

Property Overview

Unaudited (SF & $ in thousands) (at 3/31/2016)

Property	Market	Ownership %	Secured Debt?	Annualized Lease Revenue (ALR)	% of ALR	ALR / Leased S.F.	Rentable S.F.	Leased S.F.	% Leased
University Circle	San Francisco, CA	100%		$ 35,094	7.5%	$ 82.19	451	427	94.7%
333 Market Street	San Francisco, CA	100%		24,971 (1)	5.3%	38.01	657	657	100.0%
221 Main Street	San Francisco, CA	100%	Yes	22,328	4.8%	62.19	378	359	95.0%
650 California Street	San Francisco, CA	100%	Yes	22,309	4.8%	55.36	477	403	84.5%
Subtotal - San Francisco				104,702	22.4%	56.72	1,963	1,846	94.0%
229 West 43rd Street	New York, NY	100%		35,029	7.5%	74.53	481	470	97.7%
222 East 41st Street	New York, NY	100%		29,549	6.3%	83.47	372	354	95.2%
315 Park Avenue South	New York, NY	100%		21,612	4.6%	75.57	330	286	86.7%
Subtotal - New York				86,190	18.4%	77.65	1,183	1,110	93.8%
5 Houston Center	Houston, TX	100%		26,376	5.6%	49.86	581	529	91.0%
Energy Center I	Houston, TX	100%		12,648	2.7%	38.10	332	332	100.0%
515 Post Oak	Houston, TX	100%		5,896	1.3%	29.33	274	201	73.4%
Subtotal - Houston				44,920	9.6%	42.30	1,187	1,062	89.5%
Market Square	Washington, D.C.	51%	Yes	24,164 (2)	5.2%	81.36	356 (2)	297 (2)	83.4%
80 M Street	Washington, D.C.	100%		13,885	2.9%	54.24	285	256	89.8%
Subtotal - Washington, D.C.				38,049	8.1%	68.80	641	553	86.3%
Lindbergh Center	Atlanta, GA	100%		21,979 (1)	4.7%	23.01	955	955	100.0%
Three Glenlake Parkway	Atlanta, GA	100%		7,477 (1)	1.6%	21.06	355	355	100.0%
One Glenlake Parkway	Atlanta, GA	100%	Yes	6,944	1.5%	27.56	351	252	71.8%
Subtotal - Atlanta				36,400	7.8%	23.30	1,661	1,562	94.0%
95 Columbus (f/k/a IFT)	Northern New Jersey	100%		24,313	5.2%	39.41	630	617	97.9%
Cranberry Woods Drive	Pittsburgh, PA	100%		15,546 (1)	3.3%	18.87	824	824	100.0%
South Jamaica Street	Denver, CO	100%		11,448 (3)	2.4%	23.95	478	478	100.0%
116 Huntington Avenue	Boston, MA	100%		11,093	2.4%	52.57	271	211	77.9%
Sterling Commerce	Dallas, TX	100%		8,156	1.7%	26.31	310	310	100.0%
Pasadena Corporate Park	Los Angeles, CA	100%		7,732	1.7%	31.18	264	248	93.9%
SanTan Corporate Center	Phoenix, AZ	100%	Yes	6,772	1.4%	25.36	267	267	100.0%
Key Center Tower	Cleveland, OH	100%		35,474	7.6%	32.54	1,326	1,090	82.2%
Key Center Marriott (Hotel)	Cleveland, OH	100%		-	0.0%	-	-	-	0.0%
80 Park Plaza	Northern New Jersey	100%		22,639	4.8%	27.47	961	824	85.7%
800 North Frederick	Suburban Maryland	100%		8,373 (4)	1.8%	21.31	393	393	100.0%
263 Shuman Boulevard	Chicago, IL	100%	Yes	6,600 (3)	1.4%	18.64	354	354	100.0%
Subtotal - Potential Dispositions				73,086	15.6%	27.47	3,034	2,661	87.7%
Total - All Properties				**$ 468,407**	**100.0%**	**$ 39.87**	**12,713**	**11,749**	**92.4%**
Total - All Properties (at 100%)							**13,055** (5)	**12,034** (5)	

(1) Except for insurance expense, reimbursements are excluded as operating expenses are paid directly by the tenant.
(2) ALR and square feet are presented at CXP's pro rata share (51%) in the Market Square Joint Venture.
(3) Except for real estate tax and insurance expense, reimbursements are excluded as operating expenses are paid directly by the tenant.
(4) Except for real estate tax expense, reimbursements are excluded as operating expenses are paid directly by the tenant.
(5) Includes 100% of Market Square: 698K rentable square feet and 582K leased square feet.

Supplemental Information - Q1 2016 15

Columbia Property Trust, Inc.

Market Summary

Unaudited (SF & $ in thousands) (at 3/31/2016)

Geography	State	Number of Properties	Annualized Lease Revenue (ALR)	% of ALR	Rentable Square Footage	Leased Square Footage	% Leased
San Francisco	CA	4	$ 104,702	22.4%	1,963	1,846	94.0%
New York	NY	3	86,190	18.4%	1,183	1,110	93.8%
Houston	TX	3	44,920	9.6%	1,187	1,062	89.5%
Washington, D.C.	DC	2	38,049	8.1%	641	553	86.3%
Atlanta	GA	3	36,400	7.8%	1,661	1,562	94.0%
Northern New Jersey	NJ	1	24,313	5.2%	630	617	97.9%
Pittsburgh	PA	1	15,546	3.3%	824	824	100.0%
Denver	CO	1	11,448	2.4%	478	478	100.0%
Boston	MA	1	11,093	2.4%	271	211	77.9%
Dallas	TX	1	8,156	1.7%	310	310	100.0%
Los Angeles	CA	1	7,732	1.7%	264	248	93.9%
Phoenix	AZ	1	6,772	1.4%	267	267	100.0%
Potential Dispositions	-	5	73,086	15.6%	3,034	2,661	87.7%
Total		**27**	**$ 468,407**	**100.0%**	**12,713**	**11,749**	**92.4%**

Market Distribution by Annualized Lease Revenue



San Francisco
22.4%
New York
18.4%
Houston
9.6%
Washington, D.C.
8.1%
Atlanta
7.8%
Northern
New Jersey
5.2%
Pittsburgh
3.3%
Denver
2.4%
Boston
2.4%
Dallas
1.7%
Other
18.7%

Supplemental Information - Q1 2016 16

Columbia Property Trust, Inc.

Top 20 Tenants & Tenant Industry Profile

Unaudited (SF & $ in thousands) (at 3/31/2016)

Tenant	Credit Rating (1)	Number of Properties	Annualized Lease Revenue (ALR)	% of ALR	Leased Square Footage	% of Leased Square Footage	Remaining Lease Term Years (2)
Jones Day	Not Rated	1	$ 29,004	6.2%	353	3.0%	0.6
Wells Fargo Bank N.A.	AA-	3	28,594	6.1%	697	5.9%	9.4
PSEG Services Corporation	BBB+	1	22,639	4.8%	824	7.0%	14.5
AT&T Corporation/AT&T Services	BBB+	1	21,979	4.7%	955	8.1%	4.8
Pershing LLC	A+	1	18,521	4.0%	471	4.0%	5.2
Credit Suisse	A	2	17,573	3.8%	232	2.0%	1.7
Westinghouse Electric Company	BBB	1	15,546	3.3%	824	7.0%	9.2
Yahoo!	B+	1	14,676	3.1%	193	1.6%	9.3
Keybank National Association	A-	1	13,700	2.9%	478	4.1%	14.3
Foster Wheeler	BBB-	1	12,646	2.7%	332	2.8%	2.4
CH2M Hill, Inc.	Not Rated	1	11,448	2.4%	478	4.1%	12.8
IBM	AA-	2	11,071	2.4%	478	4.1%	0.2
Newell Rubbermaid, Inc.	BBB-	2	8,977	1.9%	411	3.5%	4.6
DocuSign, Inc.	Not Rated	1	8,263	1.8%	117	1.0%	8.3
DLA Piper US, LLP	Not Rated	1	8,252	1.8%	119	1.0%	2.3
OfficeMax	B-	1	6,600	1.4%	354	3.0%	1.2
Caremark PCS	BBB+	1	5,455	1.2%	207	1.8%	6.8
Amazon Web Services, Inc.	AA-	1	5,152	1.1%	62	0.5%	5.3
Squire Sanders LLP	Not Rated	1	5,014	1.1%	151	1.3%	6.1
Ernst & Young U.S. LLP	Not Rated	1	5,011	1.1%	118	1.0%	6.5
Subtotal - Top 20			**$ 270,121**	**57.8%**	**7,854**	**66.8%**	**6.5**
All other			198,286	42.2%	3,895	33.2%	5.2
Total			**$ 468,407**	**100.0%**	**11,749**	**100.0%**	**5.9**

Tenant Industry Profile (2)



Other
18.8%
Services - Legal Services
16.6%
Services - Business Services
14.6%
Fire - Depository Institutions
13.2%
Trans & Util - Electric, Gas, And Sanitary Services
8.7%
Services - Engineering & Management Services
6.9%
Trans & Util - Communication
6.6%
Fire - Security And Commodity
5.9%
Manf. - Industrial Machinery and Equipment
2.9%
Fire - Nondepository Institutions
2.9%
Retail - Miscellaneous Retail
2.9%

(1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the Standard & Poor's credit rating has been provided.

(2) Weighted average based on CXP's share of Annualized Lease Revenue.

Supplemental Information - Q1 2016 17

Unaudited (SF & $ in thousands) (at 3/31/2016) Expiring Annualized Lease Revenue (ALR) % of ALR Expiring Expiring Rentable Square Footage % of Rentable Square Footage Expiring -$ 0.0% 964 7.6% 58,985 12.6% 1,186 9.3% 46,029 9.8% 1,133 8.9% 36,485 7.8% 754 5.9% 17,229 3.7% 297 2.3% 32,231 6.9% 809 6.4% 59,073 12.6% 1,755 13.8% 33,712 7.2% 793 6.2% 25,975 5.5% 649 5.1% 12,185 2.6% 223 1.8% 36,672 7.8% 1,144 9.0% 36,297 7.7% 871 6.9% 1,409 0.3% 23 0.2% 739 0.2% 9 0.1% 3,628 0.8% 128 1.0% 67,758 14.5% 1,975 15.5% 468,407$ 100.0% 12,713 100.0% Supplemental Information - Q1 2016 18 2024 2030+ Total 2025 2026 2027 2028 2029 Columbia Property Trust, Inc. NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date. Vacant 2016 2017 2018 Year 2019 2020 2021 2022 2023 Lease Expiration Schedule 12.6% 9.8% 7.8% 3.7% 6.9% 12.6% 7.2% 5.5% 2.6% 7.8% 7.7% 0.3% 0.2% 0.8% 14.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030+ Lease Expiration Schedule % of ALR Expiring

Columbia Property Trust, Inc.

Lease Expiration by Market

Unaudited (in thousands, except square footage & percentages)

	Three Months Ended									
	6/30/16		9/30/16		12/31/16		3/31/17		Total	
Geography	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)
San Francisco	106,160	4,134	26,537	1,831	9,233	786	80,171	5,501	222,101	12,252
New York	-	-	37,369	2,499	353,541	29,028	1,721	18	392,631	31,545
Houston	-	-	8,150	359	-	-	-	-	8,150	359
Washington, D.C.	54,772	4,359	84,465	4,833	541	43	12,500	782	152,278	10,017
Atlanta	-	-	-	-	-	-	-	-	-	-
Northern New Jersey	-	-	-	-	-	-	-	-	-	-
Pittsburgh	-	-	-	-	-	-	-	-	-	-
Denver	107,638	2,587	-	-	-	-	-	-	107,638	2,587
Boston	-	-	-	-	-	-	12,094	701	12,094	701
Dallas	-	-	-	-	-	-	85,438	2,697	85,438	2,697
Los Angeles	-	-	-	-	-	-	-	-	-	-
Phoenix	-	-	-	-	-	-	-	-	-	-
Potential Dispositions	397,977	8,524	-	-	-	-	-	-	397,977	8,524
Total	**666,547**	**$ 19,604**	**156,521**	**$ 9,522**	**363,315**	**$ 29,857**	**191,924**	**$ 9,699**	**1,378,307**	**$ 68,682**
% of Total Portfolio	**5.2%**	**4.2%**	**1.2%**	**2.0%**	**2.9%**	**6.4%**	**1.5%**	**2.1%**	**10.8%**	**14.7%**

(1) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space.

Supplemental Information - Q1 2016 19

Columbia Property Trust, Inc.

Leasing Summary

Unaudited, Weighted average unless otherwise noted

	Three Months Ended				
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Renewal Leases					
Number of Leases	4	10	4	13	1
Square Feet of Leasing (at 100%)	13,155	596,949	18,560	104,705	40,050
Square Feet of Leasing (at CXP's share)	11,985	593,968	18,560	104,705	40,050
Lease Term (months)	25	188	51	99	52
Cash Rent Releasing Spread	-1.1%	-11.9%	-5.1%	22.8%	46.6%
GAAP Rent Releasing Spread	1.1%	7.2%	8.5%	36.7%	69.4%
Tenant Improvements per Square Foot	2.47	28.56	11.19	35.01	7.50
Leasing Commissions per Square Foot	8.46	12.11	7.43	16.18	12.00
Total per Square Foot	**$ 10.93**	**$ 40.67**	**$ 18.62**	**$ 51.19**	**$ 19.50**
Tenant Improvements per Square Foot per Year of Lease Term	1.17	1.83	2.61	4.23	1.72
Leasing Commissions per Square Foot per Year of Lease Term	4.00	0.78	1.73	1.96	2.76
Total per Square Foot per Year	**$ 5.17**	**$ 2.61**	**$ 4.34**	**$ 6.19**	**$ 4.48**
New Leases (Space Vacant > 1 Year)					
Number of Leases	-	7	11	10	4
Square Feet of Leasing (at 100%)	-	56,164	95,855	22,682	53,924
Square Feet of Leasing (at CXP's share)	-	56,164	95,855	22,682	53,924
Lease Term (months)	-	104	86	81	100
Tenant Improvements per Square Foot	-	52.09	26.99	27.22	62.88
Leasing Commissions per Square Foot	-	16.42	17.59	7.11	18.31
Total per Square Foot	**$ -**	**$ 68.51**	**$ 44.58**	**$ 34.33**	**$ 81.19**
Tenant Improvements per Square Foot per Year of Lease Term	-	6.03	3.77	4.03	7.52
Leasing Commissions per Square Foot per Year of Lease Term	-	1.90	2.46	1.05	2.19
Total per Square Foot per Year	**$ -**	**$ 7.93**	**$ 6.23**	**$ 5.08**	**$ 9.71**
New Leases (Space Vacant < 1 Year) (1)					
Number of Leases	5	5	1	5	4
Square Feet of Leasing (at 100%)	52,095	69,992	24,591	37,826	136,175
Square Feet of Leasing (at CXP's share)	49,239	59,355	24,591	37,826	136,175
Lease Term (months)	96	236	134	80	129
Cash Rent Releasing Spread	50.2%	8.9%	8.6%	21.8%	64.3%
GAAP Rent Releasing Spread	115.8%	23.9%	7.6%	33.9%	85.3%
Tenant Improvements per Square Foot	28.99	106.92	60.66	37.39	77.07
Leasing Commissions per Square Foot	21.83	64.82	33.11	26.10	35.73
Total per Square Foot	**$ 50.82**	**$ 171.74**	**$ 93.77**	**$ 63.49**	**$ 112.80**
Tenant Improvements per Square Foot per Year of Lease Term	3.62	5.45	5.45	5.62	7.16
Leasing Commissions per Square Foot per Year of Lease Term	2.72	3.30	2.97	3.92	3.32
Total per Square Foot per Year	**$ 6.34**	**$ 8.75**	**$ 8.42**	**$ 9.54**	**$ 10.48**
Total Leases					
Number of Leases	9	22	16	28	9
Square Feet of Leasing (at 100%)	65,250	723,105	139,006	165,213	230,149
Square Feet of Leasing (at CXP's share)	61,224	709,487	139,006	165,213	230,149
Lease Term (months)	95	196	101	92	113
Cash Rent Releasing Spread	49.2%	-6.9%	6.9%	22.5%	61.3%
GAAP Rent Releasing Spread	113.6%	11.2%	7.7%	35.8%	82.7%
Tenant Improvements per Square Foot	28.49	47.53	38.37	35.07	65.03
Leasing Commissions per Square Foot	21.58	24.47	22.68	18.27	29.35
Total per Square Foot	**$ 50.07**	**$ 72.00**	**$ 61.05**	**$ 53.34**	**$ 94.38**
Tenant Improvements per Square Foot per Year of Lease Term	3.14	2.46	3.91	4.52	6.30
Leasing Commissions per Square Foot per Year of Lease Term	2.97	1.08	2.45	2.28	2.96
Total per Square Foot per Year	**$ 6.11**	**$ 3.54**	**$ 6.36**	**$ 6.80**	**$ 9.26**

(1) Includes executed leases that have not yet commenced for space covered by an existing lease.

Supplemental Information - Q1 2016 20

Unaudited (SF & $ in thousands) (at 3/31/2016) Rentable Leased Percent Square Footage Square Footage Leased As of December 31, 2015 13,360 12,452 93.2% Portfolio Activity (1) Disposition: 100 East Pratt (653) (643) 98.5% Subtotal 12,707 11,809 92.9% Leasing Activity New Leases (2) 6 41 Lease Expirations/Early Terminations (101) Net Absorption 6 (60) As of March 31, 2016 12,713 11,749 92.4% 3/31/16 12/31/15 9/30/15 6/30/15 3/31/15 (1) As of disposition date. Supplemental Information - Q1 2016 21 (2) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease. Columbia Property Trust, Inc. Occupancy Summary 92.4% 93.2% 93.3% 92.1% 92.3% 50% 60% 70% 80% 90% 100% 3/31/16 12/31/15 9/30/15 6/30/15 3/31/15 Percent Leased

Unaudited (SF in thousands) (at 3/31/2016) Rentable Square Footage Leased Square Footage Percent Leased Commenced Occupancy Average Economic Occupancy (1) San Francisco 1,963 1,846 94.0% 93.4% 92.6% New York 1,183 1,110 93.8% 89.9% 88.4% Houston 1,187 1,062 89.5% 87.8% 85.2% Washington, D.C. 641 553 86.3% 84.1% 80.3% Atlanta 1,661 1,562 94.0% 94.0% 91.7% Other Markets 3,044 2,955 97.1% 97.1% 84.7% Potential Dispositions (2) 3,034 2,661 87.7% 87.6% 84.8% Total 12,713 11,749 92.4% 91.7% 87.0% (1) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter. Supplemental Information - Q1 2016 22 Columbia Property Trust, Inc. Occupancy by Market (1) Property acquired subsequent to quarter end. Unless explicitly stated, operational and portfolio information contained in this supplement does not reflect this (2) Includes the following assets: Key Center Tower, Key Center Marriott, 80 Park Plaza, 800 North Frederick, and 263 Shuman Boulevard (see page 15).

Columbia Property Trust, Inc.

Capital Expenditure Summary

Unaudited ($ in thousands)

Capital Expenditures	Three Months Ended				
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Recurring					
Building Capital	$ 718	$ 1,697	$ 2,194	$ 2,971	$ 2,156
Tenant Improvements	2,798	10,732	6,700	11,219	7,366
Leasing Commissions	426	5,570	750	685	2,824
Other Leasing Costs	(271)	2,506	(504)	130	801
Total - Recurring	**$ 3,671**	**$ 20,505**	**$ 9,140**	**$ 15,005**	**$ 13,147**
Non-Recurring					
Building Capital	$ 4,519	$ 10,165	$ 11,594	$ 6,869	$ 3,977
Tenant Improvements	3,744	4,200	2,132	5,745	2,567
Leasing Commissions	392	5,166	2,845	1,167	1,327
Other Leasing Costs	(572)	1,854	336	(492)	2,884
Total - Non-Recurring	**$ 8,083**	**$ 21,385**	**$ 16,907**	**$ 13,289**	**$ 10,755**
Recurring & Non-Recurring					
Building Capital	$ 5,237	$ 11,862	$ 13,788	$ 9,840	$ 6,133
Tenant Improvements	6,542	14,932	8,832	16,964	9,933
Leasing Commissions	818	10,736	3,595	1,852	4,151
Other Leasing Costs	(843)	4,360	(168)	(362)	3,685
Total - Recurring & Non-Recurring	**$ 11,754**	**$ 41,890**	**$ 26,047**	**$ 28,294**	**$ 23,902**

NOTE: See page 30 of this supplemental report for a description of Recurring and Non-Recurring Capital Expenditures.

Supplemental Information - Q1 2016 23

Columbia Property Trust, Inc.

Transaction Activity

Unaudited ($ in thousands) (at 3/31/2016)

Acquisitions							
Property Name	**Location**	**Acquisition Date**	**Percent Ownership**	**Purchase Price**	**Rentable Square Footage**	**$ / SF**	**% Leased at Acquisition**
229 West 43rd Street	New York, NY	8/4/2015	100.0%	$ 516,000	481,110	$ 1,073	97.7%
315 Park Avenue South	New York, NY	1/7/2015	100.0%	372,000	326,812	1,138	93.9%
1881 Campus Commons	Reston, VA	1/7/2015	100.0%	64,000	244,565	262	78.0%
Subtotal (2 Property Portfolio)				436,000	571,377	763	
116 Huntington Avenue	Boston, MA	1/8/2015	100.0%	152,000	270,943	561	77.8%
650 California Street	San Francisco, CA	9/9/2014	100.0%	310,200	476,592	651	88.1%
221 Main Street	San Francisco, CA	4/22/2014	100.0%	228,800	374,598	611	82.8%
Total - Acquisitions				**$ 1,643,000**	**2,174,620**		

Dispositions							
Property Name	**Location**	**Disposition Date**	**Percent Ownership**	**Gross Sale Price**	**Rentable Square Footage**	**$ / SF**	**% Leased at Disposition**
100 East Pratt	Baltimore, MD	3/31/2016	100.0%	$ 187,000	653,135	$ 286	98.5%
1881 Campus Commons	Washington, D.C.	12/10/2015	100.0%	65,000	244,565	266	91.4%
180 Park Avenue	Northern New Jersey	7/1/2015	100.0%		223,837		71.4%
170 Park Avenue	Northern New Jersey	7/1/2015	100.0%		145,000		0.0%
1580 West Nursery Road	Baltimore, MD	7/1/2015	100.0%		315,350		100.0%
Acxiom	Chicago, IL	7/1/2015	100.0%		321,852		100.0%
Highland Landmark III	Chicago, IL	7/1/2015	100.0%		272,975		68.1%
The Corridors III	Chicago, IL	7/1/2015	100.0%		221,940		95.0%
215 Diehl Road	Chicago, IL	7/1/2015	100.0%		161,865		100.0%
544 Lakeview	Chicago, IL	7/1/2015	100.0%		139,218		51.1%
Bannockburn Lake III	Chicago, IL	7/1/2015	100.0%		106,495		0.0%
Robbins Road	Boston, MA	7/1/2015	100.0%		458,237		100.0%
550 King Street	Boston, MA	7/1/2015	100.0%		490,119		100.0%
Subtotal (11 Property Portfolio)				433,250	2,856,888	152	
Lenox Park Buildings	Atlanta, GA	10/3/2014	100.0%	290,000	1,040,327	279	100.0%
9 Technology Drive	Boston, MA	8/22/2014	100.0%	47,000	250,813	187	100.0%
7031 Columbia Gateway Drive	Baltimore, MD	7/1/2014	100.0%	59,509	247,624	240	100.0%
200 South Orange	Orlando, FL	6/30/2014	100.0%	18,800	128,296	147	100.0%
160 Park Avenue	Northern New Jersey	6/4/2014	100.0%	10,200	240,274	42	0.0%
Total - Dispositions (excluding Joint Venture)				**$ 1,110,759**	**5,661,922**		

Property Contributed to Joint Venture	**Location**	**Closing Date**	**% Sold / Retained**	**Contributed Value**	**Rentable Square Footage**	**$ / SF**	**% Leased at Closing Date**
Market Square	Washington, D.C.	10/28/2015	49% / 51%	$ 595,000	687,310	$ 866	80.5%

Supplemental Information - Q1 2016 24

Columbia Property Trust, Inc.

Consolidated Balance Sheet - GAAP

Unaudited (in thousands)

	As of Period End				
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Assets:					
Real estate assets, at cost:					
Land	$ 864,690	$ 896,467	$ 1,056,275	$ 849,042	$ 912,035
Buildings and improvements	3,374,833	3,511,070	3,970,646	3,687,609	4,083,182
Buildings and improvements, accumulated depreciation	(584,830)	(613,639)	(648,405)	(616,274)	(693,780)
Intangible lease asset	490,361	509,221	546,503	530,299	608,689
Intangible lease asset, accumulated amortization	(244,578)	(250,085)	(266,454)	(264,564)	(316,720)
Construction in progress	11,223	31,847	45,623	39,777	27,201
Real estate assets held for sale	-	-	-	512,304	-
Real estate assets held for sale, accumulated depreciation	-	-	-	(139,820)	-
Total real estate assets	**$ 3,911,699**	**$ 4,084,881**	**$ 4,704,188**	**$ 4,598,373**	**$ 4,620,607**
Cash and cash equivalents	185,376	32,645	44,823	33,742	31,236
Tenant receivables, net of allowance for doubtful accounts	11,731	11,670	10,818	8,551	10,859
Straight line rent receivable	103,367	109,062	112,750	107,727	121,098
Prepaid expenses and other assets	35,779	35,848	34,049	32,044	33,111
Intangible lease origination costs	244,740	258,672	269,130	263,845	326,355
Intangible lease origination costs, accumulated amortization	(174,180)	(181,482)	(181,420)	(179,438)	(220,596)
Deferred lease costs	113,310	128,944	138,880	135,000	147,006
Deferred lease costs, accumulated amortization	(38,808)	(40,817)	(39,845)	(37,166)	(39,338)
Investment in unconsolidated joint venture	121,784	118,695	-	-	-
Investment in development authority bonds	120,000	120,000	120,000	120,000	120,000
Other assets held for sale	-	-	-	78,948	-
Other assets held for sale, accumulated amortization	-	-	-	(42,070)	-
Total assets	**$ 4,634,798**	**$ 4,678,118**	**$ 5,213,373**	**$ 5,119,556**	**$ 5,150,338**
Liabilities:					
Line of credit and notes payable	$ 1,208,722	$ 1,135,063	$ 1,659,387	$ 1,517,696	$ 1,535,015
Bonds payable	600,000	600,000	600,000	600,000	600,000
Discount and fees on notes and bonds payable	(8,535)	(9,233)	(10,402)	(7,848)	(8,516)
Accounts payable, accrued expenses, and accrued capital expenditures	85,351	98,759	110,103	93,144	97,973
Distributions payable	-	37,354	-	-	-
Deferred income	21,886	24,814	25,232	22,304	25,688
Intangible lease liabilities	135,252	138,663	150,489	150,994	164,994
Intangible lease liabilities, accumulated amortization	(82,098)	(81,496)	(83,736)	(79,607)	(86,922)
Obligations under capital leases	120,000	120,000	120,000	120,000	120,000
Liabilities held for sale	-	-	-	31,901	-
Liabilities held for sale, accumulated amortization	-	-	-	(3,662)	-
Total liabilities	**$ 2,080,578**	**$ 2,063,924**	**$ 2,571,073**	**$ 2,444,922**	**$ 2,448,232**
Equity:					
Common stock	$ 1,234	$ 1,243	$ 1,245	$ 1,250	$ 1,250
Additional paid in capital	4,563,537	4,588,303	4,591,204	4,603,107	4,602,201
Cumulative distributions in excess of earnings	(2,003,258)	(1,972,916)	(1,945,731)	(1,928,350)	(1,899,536)
Other comprehensive loss	(7,293)	(2,436)	(4,418)	(1,373)	(1,809)
Total equity	**$ 2,554,220**	**$ 2,614,194**	**$ 2,642,300**	**$ 2,674,634**	**$ 2,702,106**
Total liabilities and equity	**$ 4,634,798**	**$ 4,678,118**	**$ 5,213,373**	**$ 5,119,556**	**$ 5,150,338**

Supplemental Information - Q1 2016 25

Unaudited (in thousands, except per-share amounts) 3/31/2016 12/31/2015 9/30/2015 6/30/2015 3/31/2015 Revenues: Rental income 99,586$ 103,312$ 107,011$ 112,916$ 112,809$ Tenant reimbursements 19,753 22,260 22,627 26,519 28,249 Hotel income 4,663 5,411 6,941 6,964 4,993 Other property income (1) 1,009 701 332 430 353 Lease termination income (2) 1,568 995 808 1,295 1,139 Total revenues 126,579$ 132,679$ 137,719$ 148,124$ 147,543$ Operating expenses: Property operating costs 41,336 43,703 46,538 48,083 49,754 Hotel operating costs 4,331 4,546 5,331 5,147 4,591 Asset and property management fees 330 444 472 503 397 Depreciation 29,289 31,229 32,441 33,813 34,007 Amortization 16,075 19,895 20,276 23,738 23,219 General and administrative 10,490 7,762 6,797 7,080 8,044 Acquisition fees and expenses - - 1,680 - 1,995 Total operating expenses 101,851$ 107,579$ 113,535$ 118,364$ 122,007$ Operating income 24,728$ 25,100$ 24,184$ 29,760$ 25,536$ Other income (expense): Interest expense (16,097) (17,235) (20,212) (20,965) (19,684) Capital lease obligation interest expense (1,800) (1,800) (1,800) (1,800) (1,800) Development authority bond income 1,800 1,800 1,800 1,800 1,800 Interest and other income 5 6 8 7 33 Interest rate swap valuation adjustment - - - 1,319 1,315 Interest expense associated with interest rate swaps - - - (1,321) (1,321) Loss on interest rate swaps - - (1,102) - - Loss on early extinguishment of debt - - (2,672) - (477) Total other income (expense) (16,092)$ (17,229)$ (23,978)$ (20,960)$ (20,134)$ 8,636$ 7,871$ 206$ 8,800$ 5,402$ Income tax (expense) benefit (77) (238) (245) (91) 196 8,559$ 7,633$ (39)$ 8,709$ 5,598$ Loss from unconsolidated joint venture (1,552) (1,142) - - - 7,007$ 6,491$ (39)$ 8,709$ 5,598$ Gain (loss) on sale of real estate assets (310) 3,678 20,182 - - 6,697$ 10,169$ 20,143$ 8,709$ 5,598$ 123,393 124,343 124,359 124,925 124,903 0.05$ 0.08$ 0.16$ 0.07$ 0.04$ 123,412 124,466 124,460 125,017 124,935 0.05$ 0.08$ 0.16$ 0.07$ 0.04$ (1) Other property income includes (i) property management fee income, (ii) cafeteria revenue and (iii) fitness center revenue. Supplemental Information - Q1 2016 26 Columbia Property Trust, Inc. Consolidated Statements of Operations - GAAP (3) Includes nonrecurring fees incurred under the consulting and transition services agreements which were terminated at expiration effective (2) Includes adjustments for straight-line rent related to lease terminations. Net income per share - basic Net income Weighted-average common shares outstanding - basic Weighted-average common shares outstanding - diluted Net income per share - diluted Three Months Ended Income before income tax (expense) benefit, loss from unconsolidated joint venture and gains on sale of real estate assets Income (loss) before loss from unconsolidated joint venture and gains on sale of real estate assets Income (loss) before gains on sale of real estate assets

Columbia Property Trust, Inc.

Adjusted Funds From Operations - AFFO (Reconciliation to Net Income)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Net Income	$ 6,697	$ 10,169	$ 20,143	$ 8,709	$ 5,598
Depreciation of real estate assets	29,289	31,229	32,441	33,813	34,007
Amortization of lease-related costs	16,075	19,895	20,276	23,738	23,219
Depreciation & amortization included in loss from unconsolidated joint venture	2,470	1,606	-	-	-
(Gain) loss on sale of real estate assets - continuing operations	310	(3,678)	(20,182)	-	-
FFO	$ 54,841	$ 59,221	$ 52,678	$ 66,260	$ 62,824
Real estate acquisition-related costs	-	-	1,680	-	1,995
Settlement of interest rate swap	-	-	1,102	-	-
Loss on early extinguishment of debt	-	-	2,672	-	477
Normalized FFO	$ 54,841	$ 59,221	$ 58,132	$ 66,260	$ 65,296
Normalized FFO per share (basic)	$ 0.44	$ 0.48	$ 0.47	$ 0.53	$ 0.52
Normalized FFO per share (diluted)	$ 0.44	$ 0.48	$ 0.47	$ 0.53	$ 0.52
Additional amortization of lease assets (liabilities) (1)	(1,322)	(1,775)	(2,401)	(2,210)	(2,742)
Straight-line rental income	(5,375)	(4,865)	(4,957)	(3,822)	(3,937)
Gain on interest rate swaps	-	-	-	(1,319)	(1,315)
Stock based compensation expense in G&A (2)	1,382	623	896	1,015	1,014
Non-cash interest expense (3)	1,012	1,197	1,152	917	1,069
Other non-cash adjustments included in loss from unconsolidated joint venture	(401)	(144)	-	-	-
Total other non-cash adjustments	(4,704)	(4,964)	(5,310)	(5,419)	(5,911)
Recurring capital expenditures (4) (5)	(3,671)	(20,505)	(9,140)	(15,005)	(13,147)
AFFO	$ 46,466	$ 33,752	$ 43,682	$ 45,836	$ 46,238
AFFO per share (basic)	$ 0.38	$ 0.27	$ 0.35	$ 0.37	$ 0.37
AFFO per share (diluted)	$ 0.38	$ 0.27	$ 0.35	$ 0.37	$ 0.37
Weighted-average common shares outstanding - basic	123,393	124,343	124,359	124,925	124,903
Weighted-average common shares outstanding - diluted	123,412	124,466	124,460	125,017	124,935

(1) GAAP implicitly assumes that the value of intangible lease assets (liabilities) diminishes predictably over time and, thus, requires these charges to be recognized ratably over the respective lease terms. Such intangible lease assets (liabilities) arise from the allocation of acquisition price related to direct costs associated with obtaining a new tenant, the value of opportunity costs associated with lost rentals, the value of tenant relationships, and the value of effective rental rates of in-place leases that are above or below market rates of comparable leases at the time of acquisition. Like real estate values, market lease rates in aggregate have historically risen or fallen with local market conditions.

(2) This item represents the noncash impact of compensation expense related to stock granted under our 2013 Long-Term Incentive Plan.

(3) This item represents amortization of financing costs paid in connection with executing our debt instruments, and the accretion of premiums (and amortization of discounts) on certain of our debt instruments. GAAP requires these items to be recognized over the remaining term of the respective debt instrument, which may not correlate with the ongoing operations of our real estate portfolio.

(4) See page 30 of this supplemental report for a description of Recurring Capital Expenditures.

(5) Reflects CXP's pro rata share (51%) in the Market Square Joint Venture.

Supplemental Information - Q1 2016 27

Columbia Property Trust, Inc.

Net Operating Income and Same Store Net Operating Income - Cash Basis (Reconciliation to Net Income)

Unaudited (in thousands)

	Three Months Ended				
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Net Income	$ 6,697	$ 10,169	$ 20,143	$ 8,709	$ 5,598
Interest expense (net)	19,999	20,503	22,004	22,762	21,469
Interest income from development authority bonds	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax expense (benefit)	77	238	245	91	(196)
Depreciation	31,097	32,364	32,441	33,813	34,007
Amortization	16,737	20,366	20,276	23,738	23,219
EBITDA	$ 72,807	$ 81,840	$ 93,309	$ 87,313	$ 82,297
(Gain) loss on sale of real estate assets	310	(3,678)	(20,182)	-	-
Real estate acquisition-related costs	-	-	1,680	-	1,995
Settlement of interest rate swap	-	-	1,102	-	-
Loss on early extinguishment of debt	-	-	2,672	-	477
Adjusted EBITDA	$ 73,117	$ 78,162	$ 78,581	$ 87,313	$ 84,769
General and administrative	10,552	7,817	6,797	7,080	8,044
Interest rate swap valuation adjustment	-	-	-	(1,319)	(1,315)
Interest expense associated with interest rate swaps	-	-	-	1,321	1,321
Lease termination income (1)	(1,568)	(995)	(808)	(1,295)	(1,139)
Straight line rental income	(5,872)	(5,100)	(4,957)	(3,822)	(3,937)
Net effect of above/(below) market amortization	(1,417)	(1,846)	(2,401)	(2,210)	(2,742)
Net Operating Income - Cash Basis	$ 74,812	$ 78,038	$ 77,212	$ 87,068	$ 85,001
Less Net Operating Income from:					
Acquisitions (2)	(9,130)	(8,756)	(6,134)	(3,897)	(3,908)
Dispositions (3)	(2,713)	(5,081)	(7,196)	(17,176)	(16,716)
Same Store NOI - Cash Basis (4)	$ 62,969	$ 64,201	$ 63,882	$ 65,995	$ 64,377

(1) Includes adjustments for straight-line rent related to lease terminations.

(2) Reflects activity for the following properties acquired since January 1, 2015, for all periods presented: 229 West 43rd Street, 315 Park Avenue South, and 116 Huntington Avenue.

(3) Reflects activity for the following properties sold since January 1, 2015, for all periods presented: 100 East Pratt, 1881 Campus Commons, Market Square (49% share), 170 Park Avenue, 180 Park Avenue, 1580 West Nursery Road, Acxiom, Highland Landmark III, The Corridors III, 215 Diehl Road, 544 Lakeview, Bannockburn Lake III, 550 King Street, and Robbins Road.

(4) Includes CXP's pro rata share (51%) in the Market Square Joint Venture for all periods presented.

Supplemental Information - Q1 2016 28

Columbia Property Trust, Inc.

Net Operating Income and Same Store Net Operating Income - GAAP Basis (Reconciliation to Net Income)

Unaudited (in thousands)

	Three Months Ended				
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Net Income	$ 6,697	$ 10,169	$ 20,143	$ 8,709	$ 5,598
Interest expense (net)	19,999	20,503	22,004	22,762	21,469
Interest income from development authority bonds	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax expense (benefit)	77	238	245	91	(196)
Depreciation	31,097	32,364	32,441	33,813	34,007
Amortization	16,737	20,366	20,276	23,738	23,219
EBITDA	$ 72,807	$ 81,840	$ 93,309	$ 87,313	$ 82,297
(Gain) loss on sale of real estate assets	310	(3,678)	(20,182)	-	-
Real estate acquisition-related costs	-	-	1,680	-	1,995
Settlement of interest rate swap	-	-	1,102	-	-
Loss on early extinguishment of debt	-	-	2,672	-	477
Adjusted EBITDA	$ 73,117	$ 78,162	$ 78,581	$ 87,313	$ 84,769
General and administrative	10,552	7,817	6,797	7,080	8,044
Interest rate swap valuation adjustment	-	-	-	(1,319)	(1,315)
Interest expense associated with interest rate swaps	-	-	-	1,321	1,321
Lease termination income (1)	(1,568)	(995)	(808)	(1,295)	(1,139)
Net Operating Income - GAAP Basis	$ 82,101	$ 84,984	$ 84,570	$ 93,100	$ 91,680
Less Net Operating Income from:					
Acquisitions (2)	(10,038)	(11,399)	(8,354)	(5,222)	(5,189)
Dispositions (3)	(3,918)	(5,247)	(7,798)	(18,184)	(17,285)
Same Store NOI - GAAP Basis (4)	$ 68,145	$ 68,338	$ 68,418	$ 69,694	$ 69,206

(1) Includes adjustments for straight-line rent related to lease terminations.

(2) Reflects activity for the following properties acquired since January 1, 2015, for all periods presented: 229 West 43rd Street, 315 Park Avenue South, and 116 Huntington Avenue.

(3) Reflects activity for the following properties sold since January 1, 2015, for all periods presented: 100 East Pratt, 1881 Campus Commons, Market Square (49% share), 170 Park Avenue, 180 Park Avenue, 1580 West Nursery Road, Acxiom, Highland Landmark III, The Corridors III, 215 Diehl Road, 544 Lakeview, Bannockburn Lake III, 550 King Street, and Robbins Road.

(4) Includes CXP's pro rata share (51%) in the Market Square Joint Venture for all periods presented.

Supplemental Information - Q1 2016 29

Supplemental Information - Q1 2016 30 Columbia Property Trust, Inc. Definitions Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for certain non-recurring items, including: (i) real estate acquisition-related costs, (ii) listing costs, (iii) loss on interest rate swaps and (iv) loss on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Normalized FFO to exclude (i) additional amortization of lease assets (liabilities), (ii) straight-line rental income, (iii) gain (loss) on interest rate swaps, (iv) recurring capital expenditures, and adding back (v) stock based compensation expense and (vi) non-cash interest expense. Because AFFO adjusts for income and expenses that we believe are not reflective of the sustainability of our ongoing operating performance, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of our liquidity. Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Adjusted EBITDA: Adjusted EBITDA is defined as net income before interest, taxes, depreciation and amortization and incrementally removing any impairment losses, gains or losses from sales of property, real estate acquisition-related costs, discontinued operations adjustments, or other extraordinary items. We do not include impairment losses in this measure because we feel these types of losses create volatility in our earnings and make it difficult to determine the earnings generated by our ongoing business. We believe adjusted EBITDA is a reasonable measure of our liquidity. Adjusted EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate adjusted EBITDA differently and our calculation should not be compared to that of other REITs. GAAP Net Operating Income (“GAAP NOI”): GAAP NOI is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) GAAP lease termination income, (v) discontinued operations adjustments. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. GAAP NOI is a non- GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Recurring Capital Expenditures: Recurring Capital Expenditures are defined as capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Recurring capital expenditures include building capital, tenant improvements, and leasing commissions. This measure excludes capital for first generation leasing and acquisitions. Non-Recurring Capital Expenditures : Non-Recurring Capital Expenditures are defined as capital expenditures incurred to repurpose a building and to lease space to first generation tenants. Capital expenditures that don’t meet the definition of “recurring capital expenditures” are also included in this measure. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties owned or placed in service during the entire span of the current and prior year reporting periods. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Cash Net Operating Income (“Cash NOI”): Cash NOI is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) GAAP lease termination income, (v) non-cash property operations, (vi) straight-line rental income, (vii) net effect of above/(below) market amortization, and (viii) discontinued operations adjustments. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. Cash NOI is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies.